UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2017

METALDYNE PERFORMANCE GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36774	47-1420222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Towne Square, Suite 550,
Southfield, MI	48076
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 727-1800

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Update Regarding Litigation Related to the Proposed Merger

On March 22, 2017, a putative shareholder class action lawsuit, captioned Brian Zimmer v. Metaldyne Performance Group Inc., et al., Case No. 2:17-cv-10911-MAG-DRG, was filed in the United States District Court for the Eastern District of Michigan (the “District Court”), against Metaldyne Performance Group Inc. (the “Company” or “MPG”) and the members of the Company’s Board of Directors. The complaint asserts claims under Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, and alleges, among other things, that the definitive proxy statement on Schedule 14A filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on March 6, 2017 (the “Definitive Proxy Statement”) in connection with the solicitation of proxies for the special meeting of the Company’s stockholders scheduled to be held on April 5, 2017 (the “Special Meeting”) contains materially incomplete and misleading statements and/or omits material information. The complaint seeks, among other things, injunctive relief and an award of attorneys’ fees and expenses. On March 23, 2017, the plaintiff in the Zimmer action filed a motion for preliminary injunction and a request for an expedited hearing before the Special Meeting. On March 24, 2017, the District Court scheduled a hearing on such matter for April 3, 2017. On March 28, 2017, the Company filed this Current Report on Form 8-K with the SEC making supplemental disclosures to the Definitive Proxy Statement. Also on March 28, 2017, the plaintiff in the Zimmer action filed a notice with the District Court voluntarily withdrawing his motion for preliminary injunction as moot.

Supplemental Definitive Proxy Statement Disclosure

On March 6, 2017, the Company filed the Definitive Proxy Statement for the Special Meeting. At the Special Meeting, the Company’s stockholders will vote, among other things, on a proposal to adopt the Agreement and Plan of Merger, dated as of November 3, 2016 (as may be amended from time to time, the “Merger Agreement”), by and among the Company, American Axle & Manufacturing Holdings, Inc. (“AAM”) and Alpha SPV I, Inc. (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of AAM, and to approve the transactions contemplated by the Merger Agreement. The Company is electing to make the supplemental disclosures to the Definitive Proxy Statement set forth below.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

This supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Page references in the below disclosures are to pages in the Definitive Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. Without admitting in any way that the disclosures below are material or otherwise required by law, the Company makes the following amended and supplemental disclosures:

The section of the Definitive Proxy Statement entitled “THE MERGER—Background to the Merger” is amended and supplemented as follows:

The disclosure on page 61 of the Definitive Proxy Statement is amended and supplemented by adding the following new sentence at the end of the fifth full paragraph on such page:

In addition, none of the potential counterparties contacted by BofA Merrill Lynch (including Company A and Company B) entered into a confidentiality agreement with MPG regarding a potential strategic transaction with MPG.

The section of the Definitive Proxy Statement entitled “THE MERGER—Opinion of MPG’s Financial Advisor—Summary of Material Financial Analyses of MPG” is amended and supplemented as follows:

The disclosure on page 89 of the Definitive Proxy Statement is amended and supplemented by deleting the phrase “to have similar or reasonably comparable operations to MPG” after the word “considered” in the first sentence of the sub-section titled “Selected Publicly Traded Companies Analysis” on such page and replacing such phrase with the following new phrase:

, based on, among other things, their respective customer bases, growth profiles, manufacturing operations and profit and cash flow margins, to be relevant to an analysis with respect to MPG:

The disclosure on page 89 of the Definitive Proxy Statement is amended and supplemented by adding columns for 2016 and 2017 EBITDAP multiples to the list of selected publicly traded companies on such page as follows:

	2016 EBITDAP multiple	2017 EBITDAP multiple
American Axle & Manufacturing Holdings, Inc.	4.2x	3.9x
BorgWarner Inc.	6.4x	6.2x
Cooper-Standard Automotive Inc.	5.2x	4.9x
Dana Incorporated	5.1x	4.9x
GKN plc	7.3x	6.7x
Lear Corporation	5.2x	5.1x
Linamar Corporation	4.7x	4.4x
Magna International Inc.	5.2x	4.7x
Martinrea International Inc.	4.2x	3.8x
Tenneco Inc.	5.0x	4.7x
The Schaeffler Technologies AG & Co. KG	5.6x	5.3x

The disclosure on page 90 of the Definitive Proxy Statement is amended and supplemented by adding a column to the table on such page for the individual Transaction Multiple under the sub-section titled “Selected Precedent Transactions Analysis” as follows:

Acquiror	Target	Announcement Month and Year	Transaction Multiple
Valeo SA	FTE Automotive GmbH	June 2016	8.0x
Musashi Seimitsu Industry Co., Ltd.	Hay Holding GmbH	May 2016	7.0x
The Riberas family	Gestamp Automoción, S.A. (35.0%)	February 2016	6.4x
Linamar Corporation	Montupet S.A.	October 2015	8.8x
Johnson Electric Holdings Limited	Stackpole International	August 2015	10.6x
BorgWarner Inc.	Remy International, Inc.	July 2015	10.2x
Magna International Inc.	GETRAG Group of Companies	July 2015	8.8x
Mahle GmbH	Delphi Automotive Plc.	February 2015	6.8x
Bain Capital, L.P.	TI Automotive Ltd.	January 2015	6.0x
ZF Friedrichshafen AG	TRW Automotive Holdings Corp.	September 2014	7.4x
Clearlake Capital Group	Sage Automotive Interiors, Inc.	September 2014	6.3x
Lear Corporation	Eagle Ottawa, LLC	August 2014	6.0x
Hitachi Metals Automotive Components USA, LLC	Waupaca Foundry, Inc.	August 2014	6.0x
AVIC Electromechanical Systems Co., Ltd.	Hilite International, Inc.	May 2014	8.0x 9.9x	(1) (2)
American Securities LLC	Grede Holdings LLC	April 2014	5.3x
American Securities LLC	MD Investors Corporation	December 2012	4.8x
American Securities LLC	HHI Group Holdings LLC	October 2012	5.3x
KPS Capital Partners LP	Waupaca Foundry, Inc.	May 2012	6.1x

(1)	IFRS multiple (’13A)
(2)	US GAAP multiple (’13A).

The disclosure on page 90 of the Definitive Proxy Statement is amended and supplemented by adding the following new parenthetical at the end of the first sentence in the last paragraph on such page after the word “EBITDA”:

(which we refer to in this section of this joint proxy statement/prospectus as Transaction Multiple).

The disclosure on page 91 of the Definitive Proxy Statement is amended and supplemented by adding the following new parenthetical after the phrase “MPG forecasts” and before the phrase “to be approximately $81 million” in the first sentence of the sub-section titled “Discounted Cash Flow Analysis” on such page:

(by, among other things, making certain adjustments to EBITDA)

The disclosure on page 91 of the Definitive Proxy Statement is amended and supplemented by adding the following new phrase after the phrase “capital asset pricing model” at the end of the third sentence of the sub-section titled “Discounted Cash Flow Analysis” on such page:

, which took into account the risk free rate, the levered beta of MPG, the appropriate equity market risk premium, the size premium of MPG and MPG’s estimated cost of debt.

The section of the Definitive Proxy Statement entitled “THE MERGER—Opinion of MPG’s Financial Advisor—Summary of Material Financial Analyses of AAM” is amended and supplemented as follows:

The disclosure on page 91 of the Definitive Proxy Statement is amended and supplemented by deleting the phrase “to have similar or reasonably comparable operations to AAM” in the first sentence of the sub-section titled “Selected Publicly Traded Companies Analysis” on such page and replacing such phrase with the following new phrase:

, based on, among other things, their respective customer bases, growth profiles, manufacturing operations and profit and cash flow margins, to be relevant to an analysis with respect to AAM:

The disclosure on pages 91-92 of the Definitive Proxy Statement is amended and supplemented by adding columns for 2016 and 2017 EBITDAP multiples to the list of selected publicly traded companies on such pages as follows:

	2016 EBITDAP multiple	2017 EBITDAP multiple
BorgWarner Inc.	6.4x	6.2x
Cooper-Standard Automotive Inc.	5.2x	4.9x
Dana Incorporated	5.1x	4.9x
GKN plc	7.3x	6.7x
Lear Corporation	5.2x	5.1x
Linamar Corporation	4.7x	4.4x
Magna International Inc.	5.2x	4.7x
Martinrea International Inc.	4.2x	3.8x
Metaldyne Performance Group Inc.	5.6x	5.3x
Tenneco Inc.	5.0x	4.7x
The Schaeffler Technologies AG & Co. KG	5.6x	5.3x

The disclosure on page 93 of the Definitive Proxy Statement is amended and supplemented by adding the following new phrase at the end of the second full sentence on such page following the phrase “capital asset pricing model”:

, which took into account the risk free rate, the levered beta of AAM, the appropriate equity market risk premium, the size premium of AAM and AAM’s estimated cost of debt.

The section of the Definitive Proxy Statement entitled “THE MERGER—Opinion of MPG’s Financial Advisor—Other Factors” is amended and supplemented as follows:

The disclosure on page 95 of the Definitive Proxy Statement is amended and supplemented by deleting the word “and” after the end of the first bulleted item appearing on such page, deleting the period at the end of the second bulleted item appearing on such page and replacing it with the new phrase “; and” and by adding the following new bulleted phrase at the end of the bulleted list appearing on such page:

•	in relation to the selected publicly traded companies in the automotive supplier industry analyzed by BofA Merrill Lynch (with respect to both MPG and AAM), BofA Merrill Lynch also observed (i) annual revenue growth rates of between 2% and 7% for calendar years 2016 through 2018, (ii) annual adjusted EBITDA growth rates of between 3% and 10% for calendar years 2016 through 2018, (iii) adjusted EBITDA margins and adjusted EBITDA-capital expenditure margins of between 8% and 18% and between 3% and 11%, respectively, for calendar year 2016, and (iv) return on invested capital (calculated as tax-effected EBIT divided by the sum of total assets less goodwill, intangibles, net non-debt current liabilities and cash), of between 10% and 32% for calendar year 2016, assuming a marginal tax rate of 35%.

The section of the Definitive Proxy Statement entitled “THE MERGER—Certain Unaudited Prospective Financial Information of AAM and MPG” is amended and supplemented as follows:

The disclosure on page 99 of the Definitive Proxy Statement is amended and supplemented by adding the following new rows to the table on such page titled “MPG forecasts”:

	Year Ended December 31,
	2016E	2017E	2018E	2019E	2020E
	(in millions)
Net Income	$96	$102	$127	$165	$179
Free Cash Flow	143	120	153	215	257

The disclosure on page 99 of the Definitive Proxy Statement is amended and supplemented by adding the following new sentence and table on such page following the table titled “MPG forecasts”:

The following tables provide a reconciliation of certain non-GAAP financial measures included in the MPG forecasts to the closest GAAP financial measure:

Reconciliation of Non-GAAP Information - Adjusted EBITDA

	2016E	2017E	2018E	2019E	2020E
	(in millions)
Income before tax	$134	$142	$178	$231	$252

Addbacks to Arrive at Unadjusted EBITDA
Interest expense, net	104	102	102	101	100
Depreciation and amortization	216	232	247	262	275

Unadjusted EBITDA	$454	$476	$527	$594	$627

Adjustments to Arrive at Adjusted EBITDA
Stock-based compensation expense	18	20	20	20	20
Non-recurring acquisition and purchase accounting items	4	3	3	3	3
Non-recurring operational items	17	5	—	—	—

Adjusted EBITDA	$493	$504	$550	$617	$650

Reconciliation of Non-GAAP Information - Free Cash Flow
	2016E	2017E	2018E	2019E	2020E
	(in millions)
Net cash provided by operating activities	$352	$349	$370	$412	$451
Less: Capital expenditures	(209)	(229)	(217)	(197)	(194)

Free Cash Flow	$143	$120	$153	$215	$257

The section of the Definitive Proxy Statement entitled “THE MERGER—Interests of MPG Directors and Executive Officers in the Merger” is amended and supplemented as follows:

The disclosure on page 103 of the Definitive Proxy Statement is amended and supplemented by adding the following new paragraph immediately preceding the sub-section titled “Change in Control Severance Plan” on such page:

Other than the AS designees, none of MPG’s directors will continue to serve as directors of the combined company (or of MPG as the surviving corporation in the merger). As of the date hereof, it is not expected that any of MPG’s executive officers will be employed by MPG or AAM following the effective time of the merger.

Cautionary Note Regarding Forward-Looking Statements

Certain information set forth in this communication, including statements as to the expected timing, completion and effects of the proposed transaction, constitutes “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “projects,” “believes,” “seeks,” “targets,” “forecasts,” “will,” “would,” or similar expressions, and variations or negatives of these words, and often address, but are not limited to, statements regarding expected future business, prospects and financial performance and financial condition. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof (including future financial and operating results) and statements based on management’s current expectations and assumptions (including expectations and intentions with respect to the combined company), which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and that are outside of the control of AAM and MPG. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements.

Important risk factors that may cause actual results to differ from those described in the forward-looking statements include the following: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement or otherwise affect the completion of the proposed transaction on the anticipated terms and timing, including the risk that MPG’s stockholders may not approve the proposed merger or that AAM’s stockholders may not approve the share issuance in connection with the proposed merger, that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, that AAM might fail to obtain alternative financing in the event of any failure of its existing financing commitments for the transaction, or that any of the closing conditions to the proposed merger may not be satisfied in a timely manner; (ii) the ability of AAM and MPG to integrate their businesses successfully and to realize the anticipated benefits of the proposed merger; (iii) potential litigation relating to the proposed merger; (iv) risks related to disruptions to ongoing business operations, including disruptions to management time, related to the proposed merger; (v) the effect of the announcement of the proposed merger on the ability of MPG or AAM to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; (vii) legislative, regulatory and economic developments

(including those resulting from the United Kingdom’s vote to exit the European Union) and the potential incurrence of significant costs, liabilities and obligations in connection therewith; (viii) volatility in the global economy impacting demand for new vehicles and automotive products; (ix) a decline in vehicle production levels, particularly with respect to platforms for which AAM or MPG is a significant supplier, or the financial distress of any of AAM’s or MPG’s major customers; (x) cyclicality and seasonality in the light vehicle, industrial and commercial vehicle markets; (xi) the performance and results of operations of AAM’s and MPG’s significant competitors; (xii) AAM’s and MPG’s dependence on large-volume customers for current and future sales and their ability to attract new customers and programs for new products; (xiii) a reduction in outsourcing by AAM’s or MPG’s customers, the loss or discontinuation of material production or programs, or AAM’s or MPG’s failure to secure sufficient alternative programs; (xiv) AAM’s or MPG’s inability to realize all of the sales expected from awarded business or to fully recover pre-production costs, their inability to achieve cost reductions required to sustain cost competitiveness, or their failure to increase production capacity or over-expanding its production in times of overcapacity; (xv) a disruption in AAM’s or MPG’s supply or delivery chains which causes one or more of its customers to halt production; (xvi) work stoppages or production limitations at one or more of AAM’s or MPG’s customer’s facilities; (xvii) a catastrophic loss of one of AAM’s or MPG’s key manufacturing facilities or the incurrence of significant costs if AAM or MPG closes any of its manufacturing facilities; (xviii) AAM’s or MPG’s failure to protect its know-how and intellectual property; (xix) supply shortages or significant increases in the prices of the raw materials and commodities AAM and MPG use; (xx) the risk of the incurrence of material costs related to legal proceedings or regulatory matters, including liabilities arising from warranty claims, product recall or field actions, and risks of noncompliance with environmental laws and regulations or risks of environmental issues that could result in unforeseen costs at AAM’s or MPG’s facilities; (xxi) any failure to maintain satisfactory labor relations and potential liabilities associated with pension and other postretirement benefit obligations; (xxii) risks related to AAM’s and MPG’s global operations, including exposure to foreign exchange rate fluctuations, threats posed by entering new markets, and AAM’s and MPG’s exposure to a number of different tax uncertainties, including the impact of the mix of AAM’s and MPG’s profits and losses in various jurisdictions affecting its tax rate; (xxiii) AAM’s or MPG’s inability, or the inability of their respective customers or suppliers, to obtain and maintain sufficient debt financing, including working capital lines, (xxiv) AAM’s and MPG’s reliance on key machinery and tooling to manufacture components that cannot be easily replicated and (xv) program launch difficulties.

Additional risks and uncertainties are contained in MPG’s and AAM’s filings with the SEC, including in the joint proxy statement/prospectus. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all the potential risks, uncertainties or assumptions that could have a material adverse effect on MPG’s or AAM’s consolidated financial condition or results of operations or cause MPG’s or AAM’s current expectations or beliefs to change. Persons reading this communication are cautioned against relying on any forward-looking statements, which speak only as of the date hereof and should be read in conjunction with the other cautionary statements that are included elsewhere herein, in the joint proxy statement/prospectus and in MPG’s and AAM’s public filings, including those described under “Risk Factors” in their respective Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Neither MPG nor AAM assumes any obligation, and each expressly disclaims any obligation, to publicly provide revisions or updates to any forward-looking statements, except as otherwise required by securities and other applicable laws.

Additional Information and Where to Find It

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in connection with the proposed merger of MPG with Merger Sub, pursuant to which MPG would become a wholly-owned subsidiary of AAM. In connection with the proposed merger, AAM has filed with the SEC a registration statement on Form S-4 (File No. 333-215161) (as amended, the “Registration Statement”) that includes a joint proxy statement of MPG and AAM and also constitutes a prospectus of AAM. The Registration Statement was declared effective by the SEC on March 6, 2017. On March 6, 2017, MPG also filed with the SEC the Definitive Proxy Statement in connection with the proposed merger and MPG mailed the Definitive Proxy Statement to its stockholders beginning on or around March 7, 2017. MPG and AAM may also file other documents with the SEC regarding the proposed merger. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT

INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the Registration Statement and Definitive Proxy Statement and other documents filed with the SEC by MPG and AAM free of charge through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by MPG will also be made available free of charge on MPG’s investor relations website. Copies of documents filed with the SEC by AAM will also be made available free of charge on AAM’s investor relations website.

Participants in the Solicitation

MPG and its directors and executive officers may be deemed to be participants in the solicitation of proxies from MPG’s stockholders in respect of the proposed merger. Information regarding MPG’s directors and executive officers is contained in the Company’s proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Registration Statement and Definitive Proxy Statement and may also be contained in other relevant materials to be filed with the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METALDYNE PERFORMANCE GROUP INC.

By:	/s/ Thomas M. Dono, Jr.
	Name:	Thomas M. Dono, Jr.
	Title:	Executive Vice President, General Counsel & Secretary

Date: March 28, 2017